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                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into as of March 30, 2005, by and among, on the one hand, WELLS FARGO FOOTHILL, INC., a California corporation ("Lender"), and on the other hand, EASYLINK SERVICES CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").

                                    RECITALS

         A. Borrower and Lender entered into a Credit Agreement dated December 9, 2004 (the "Credit Agreement").

         B. On or about January 28, 2005, Easylink Services Corporation, a Delaware corporation, entered into that certain Separation Agreement with G. Abi Zeid, the President of the International Division (the "Separation Agreement"), and Borrower wishes to exclude from the definition of EBITDA all amounts due under the Separation Agreement.

         C. Lender is willing to amend the Credit Agreement to modify the definition of EBITDA to exclude payments due under the Separation Agreement.

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the parties hereto agree as follows:

         1. Schedule 1.1 of the Credit Agreement is hereby modified by deleting the definition of EBITDA in its entirety and restating it to read as follows:

                  ""EBITDA" means, with respect to any fiscal period, Parent's and its Subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus the gain on the early extinguishment of Indebtedness paid to the Existing Lenders with the proceeds of the Term Loan in an amount not to exceed $1,500,000, interest expense, income taxes, and depreciation and amortization for such period, in each case, as determined in accordance with GAAP. The term EBITDA shall not include any amounts due under or in connection with the Separation Agreement (that is, an aggregate amount equal to $2,475,000)."

         2. As additional consideration for the execution of this First Amendment, Borrower shall pay to Lender upon execution hereof, an amendment fee equal to the amount of Ten Thousand and No/100 Dollars ($10,000.00). This First Amendment shall not be effective until payment of the amendment fee.

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         3. All other terms and conditions of the Credit Agreement shall remain in full force and effect.

         4. Borrower reaffirms as of the date hereof all of its representation and warranties as set forth in the Credit Agreement and further warrants that there is no Event of Default in existence under the Credit Agreement.

                            (Signature page follows.)


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         IN WITNESS WHEREOF the parties set forth below have executed this First
Amendment to Credit Agreement as of the day and year first above written.

                         EASYLINK SERVICES CORPORATION,
                         a Delaware corporation

                         By:      /s/ Michael A Doyle
                                  -----------------------------
                         Its:     Vice President, Chief Financial Officer



                         SWIFT TELECOMMUNICATIONS, INC.,
                         a Delaware corporation

                         By:      /s/ Michael A Doyle
                                  -----------------------------
                         Its:     Vice President, Chief Financial Officer



                         EASYLINK SERVICES INTERNATIONAL, INC.,
                         a Delaware corporation

                         By:      /s/ Michael A Doyle
                                  -----------------------------
                         Its:     Vice President, Chief Financial Officer



                         EASYLINK SERVICES USA, INC.,
                         a Delaware corporation

                         By:      /s/ Michael A Doyle
                                  -----------------------------
                         Its:     Vice President, Chief Financial Officer



                         WELLS FARGO FOOTHILL, INC.,
                         a California corporation

                         By:      /s/ Ronald Cote
                                  -----------------------------
                         Its:     Vice President


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